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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  July 24, 2002


                           AMR CORPORATION
       (Exact name of registrant as specified in its charter)


       Delaware                   1-8400                  75-1825172
(State of Incorporation) ( Commission File Number)       (IRS Employer
                                                       Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)               (Zip Code)


                           (817) 963-1234
                   (Registrant's telephone number)







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Item 9.  Regulation FD Disclosure

AMR  Corporation  (AMR) is furnishing  herewith  the
Statements under Oath of its Principal Executive  Officer
and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings as Exhibits 99.1 and 99.2, respectively, which are included herein. Donald J. Carty, Chairman and Chief Executive Officer of AMR, and Jeffrey C. Campbell, Senior Vice President and Chief Financial Officer of AMR, signed these statements on July 22, 2002. The statements were filed with the Securities and Exchange Commission (SEC) on July 24, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).

Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Statement under Oath of Principal Executive Officer regarding Facts and Circumstances relating to Exchange Act filings

99.2 Statement under Oath of Principal Financial Officer regarding Facts and Circumstances relating to Exchange Act filings






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                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  July 30, 2002







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                           EXHIBIT INDEX


Exhibit        Description

99.1 Statement under Oath of Principal Executive Officer regarding Facts and Circumstances relating to Exchange Act filings

99.2 Statement under Oath of Principal Financial Officer regarding Facts and Circumstances relating to Exchange Act filings


















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                                                  Exhibit 99.1



        Statement Under Oath of Principal Executive Officer
    Regarding Facts and Circumstances Relating to Exchange Act
                              Filings



I, Donald J. Carty, Chairman and Chief Executive Officer of AMR
Corporation ("AMR") state and attest that:

  (1)To the best of my knowledge, based upon a review of the covered reports (as defined below) of AMR and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2)I have reviewed the contents of this statement with AMR's
     Audit Committee.

  (3)In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - 2001 Annual Report on Form 10-K of AMR filed with the
       Commission;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of AMR filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     - any amendments to any of the foregoing.




/s/ Donald J. Carty
Donald J. Carty                                   Subscribed and sworn to
Chairman & Chief Executive Officer                before me this 22nd day of
AMR Corporation                                   July, 2002.
July 22, 2002                                     /s/ Sandra S. Symanovich
                                                  Sandra S. Symanovich
                                                  Notary Public
                                                  My Commission Expires: 5/9/04


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                                                  Exhibit 99.2


        Statement Under Oath of Principal Financial Officer
    Regarding Facts and Circumstances Relating to Exchange Act
                              Filings



I, Jeffrey C. Campbell, Senior Vice President and Chief Financial
Officer of AMR Corporation ("AMR") state and attest that:

  (1)To the best of my knowledge, based upon a review of the covered reports (as defined below) of AMR and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2)I have reviewed the contents of this statement with AMR's
     Audit Committee.

  (3)In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - 2001 Annual Report on Form 10-K of AMR filed with the
       Commission;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of AMR filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     - any amendments to any of the foregoing.




/s/ Jeffrey C. Campbell
Jeffrey C. Campbell                               Subscribed and sworn to
Senior Vice President & Chief Financial Officer   before me this 22nd day of
AMR Corporation                                   July, 2002.
July 22, 2002                                     /s/ Sandra S. Symanovich
                                                  Sandra S. Symanovich
                                                  Notary Public
                                                  My Commission Expires: 5/9/04